                                            Scotia Pacific Company LLC
                                       Timber Collateralized Notes due 2028

                                        NOTE PAYMENT NOTEHOLDER CERTIFICATE

Terms used but not defined herein have the meanings set forth in the Indenture governing the Timber Notes. This Note Payment Noteholder Certificate is
delivered pursuant to Section 4.6 of the Indenture.

A.       The following summarizes the amounts being paid to the Holders of the
         Timber Notes on January 20, 2004 pursuant to the Indenture:

                                                                                            Per $1,000
                                                                                            of original
                                                                                             principal
                                                                    Total                     amount
                                                           ----------------------     ----------------------
1.       Interest (other than interest on Premiums
         paid)
         Class A-1 Timber Notes                                     $2,746,431.08                     $17.09
         Class A-2 Timber Notes                                     $8,645,760.00                     $35.55
         Class A-3 Timber Notes                                    $17,862,065.40                     $38.55

2.       Principal paid
         Class A-1 Timber Notes                                    $16,013,293.00 1                   $99.65
         Class A-2 Timber Notes                                             $0.00                      $0.00
         Class A-3 Timber Notes                                             $0.00                      $0.00

------------------------------------

1        This principal payment is being funded from the Scheduled Amortization
         Reserve Account.

3.       Interest on Premiums paid
         Class A-1 Timber Notes                                             $0.00                      $0.00
         Class A-2 Timber Notes                                             $0.00                      $0.00
         Class A-3 Timber Notes                                             $0.00                      $0.00

4.       Prepayment Premium paid
         Class A-1 Timber Notes                                             $0.00                      $0.00
         Class A-2 Timber Notes                                             $0.00                      $0.00
         Class A-3 Timber Notes                                             $0.00                      $0.00

5.       Deficiency Premium paid
         Class A-1 Timber Notes                                             $0.00                      $0.00
         Class A-2 Timber Notes                                             $0.00                      $0.00
         Class A-3 Timber Notes                                             $0.00                      $0.00

6.       Non-Registration Premium paid
         Class A-1 Timber Notes                                             $0.00                      $0.00
         Class A-2 Timber Notes                                             $0.00                      $0.00
         Class A-3 Timber Notes                                             $0.00                      $0.00

B.       Additional data prior to giving effect to
         the above payments:

1.       Principal balance of Timber Notes prior to payment
         Class A-1 Timber Notes                                    $83,860,531.00                    $521.85
         Class A-2 Timber Notes                                   $243,200,000.00                  $1,000.00
         Class A-3 Timber Notes                                   $463,348,000.00                  $1,000.00

C.       Additional data after giving effect to the
         above payments:

1.       Principal balance of Timber Notes after payment
         Class A-1 Timber Notes                                    $67,847,238.00                    $422.20
         Class A-2 Timber Notes                                   $243,200,000.00                  $1,000.00
         Class A-3 Timber Notes                                   $463,348,000.00                  $1,000.00

2.       Principal balance if Timber Notes were paid
         in accordance with Scheduled Amortization
         Class A-1 Timber Notes                                    $67,847,238.00                    $422.20
         Class A-2 Timber Notes                                   $243,200,000.00                  $1,000.00
         Class A-3 Timber Notes                                   $463,348,000.00                  $1,000.00

3.       Amount of Amortization paid ahead of Scheduled
         Amortization for any Class of Timber Notes
         (No. 2 - No. 1, if No. 2 is greater than No. 1
         for any Class of Timber Notes)
         Class A-1 Timber Notes                                             $0.00                      $0.00
         Class A-2 Timber Notes                                             $0.00                      $0.00
         Class A-3 Timber Notes                                             $0.00                      $0.00

4.       Amount of Amortization which is behind Scheduled
         Amortization for any Class of Timber Notes
         (No. 1 - No. 2, if No. 1 is greater than No. 2
         for any Class of Timber Notes)
         Class A-1 Timber Notes                                             $0.00                      $0.00
         Class A-2 Timber Notes                                             $0.00                      $0.00
         Class A-3 Timber Notes                                             $0.00                      $0.00

5.       Accrued and unpaid Prepayment Premiums, if any
         Class A-1 Timber Notes                                             $0.00                      $0.00
         Class A-2 Timber Notes                                             $0.00                      $0.00
         Class A-3 Timber Notes                                             $0.00                      $0.00

6.       Accrued and unpaid Deficiency Premiums, if any
         Class A-1 Timber Notes                                             $0.00                      $0.00
         Class A-2 Timber Notes                                             $0.00                      $0.00
         Class A-3 Timber Notes                                             $0.00                      $0.00

7.       Accrued and unpaid Non-Registration Premiums,
         if any
         Class A-1 Timber Notes                                             $0.00                      $0.00
         Class A-2 Timber Notes                                             $0.00                      $0.00
         Class A-3 Timber Notes                                             $0.00                      $0.00

8.       Is a Trapping Event continuing as
         of the Note Payment Date?                                 X           No                        Yes

9.       Does a Cash Retention Event exist as
         of the Note Payment Date                                  X           No                        Yes

                  Prevailing SBE Price Data for 6 months ended
                                  Jul-Dec 2003

        Old Growth Redwood                                        $569 / Mbf
        Young Growth Redwood                                      $519 / Mbf
        Old Growth Douglas Fir                                    $289 / Mbf
        Young Growth Douglas Fir                                  $259 / Mbf
        Whitewoods                                                $ 62 / Mbf

Note:   Assumes an average size category of 2.0 for old growth and 3.0 for young growth and the following harvest method percentages:  Cat - 35%;
        Yarder/Skyline - 60%; and Helicopter - 5%